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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                            ------------------------

       Date of Report (Date of earliest event reported): January 28, 2004

                            IMPAX LABORATORIES, INC.
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             (Exact name of Registrant as specified in its charter)

                 Delaware                 0-27354            65-0403311
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     (State or other jurisdiction of    (Commission    (I.R.S. Employer
      incorporation or organization)    File Number)   Identification Number)

                              30381 Huntwood Avenue
                                Hayward, CA 94544
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          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (510) 476-2000
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Item 9.  Regulation FD Disclosure

         On January 28, 2004, Impax Laboratories Inc. issued a press release announcing that the U.S. Food and Drug Administration granted final approval to the Company's Abbreviated New Drug Application for its generic version of Wellbutrin(R) SR (Bupropion Hydrochloride) 100mg Controlled Release Tablets and granted tentative approval for the Company's generic version of Wellbutrin(R) SR 150mg Controlled Release Tablets. A copy of the press release is attached as
Exhibit 99.1 and is incorporated herein by reference.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Impax Laboratories, Inc.

Date: January 28, 2004
                                       By: /s/ Cornel C. Spiegler
                                       ----------------------------------
                                           Cornel C. Spiegler
                                           Chief Financial Officer